Exhibit A

OPTION AGREEMENT

THIS OPTION AGREEMENT (this “Agreement”), dated July 20, 2010, is entered into by and among Baja Aqua-Farms, S.A. de C.V. (the “Company”), Lions Gate Lighting Corp., a Nevada corporation (the “Optionee” or “LGLC”), Corposa, S.A. de C.V. (“Corposa”), Holshyrna, ehf (“Holshyrna”).  This Option Agreement is entered into pursuant to a Stock Purchase Agreement dated July 20, 2010 (the “Purchase Agreement”) among the parties hereto and certain other parties listed on the signature page thereof.  Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

RECITALS

Optionee owns 296,367 shares of Common Stock representing 33% of the issued and outstanding shares of Common Stock of the Company (the “Baja Stock”).

Optionee owns 3,300 shares of Common Stock representing 33% of the issued and outstanding shares of Common Stock of Oceanic (the “Oceanic Stock”).

Holshyrna owns 6,700 shares of Common Stock representing 67% of the issued and outstanding shares of Common Stock of Oceanic Enterprises, Inc, a corporation organized under the laws of California (the “Holshyrna Oceanic Stock”)

The Company hereby wishes to grant to the Optionee the right to purchase and acquire from the Company 24,500,000 Series “B” shares of Common Stock to be issued by the Company on or before October 1, 2010 (the “Company Option Shares”), thereby making Optionee the sole shareholder of the Company; it being understood that a third unrelated party holds and upon completion of the transaction contemplated hereunder will continue to hold 200 Series “A” of Common Stock shares, 16 Series “B” shares of Common Stock and 3,734 Series “C” shares of Preferred Stock of the Company, representing in the aggregate 0.016% of the issued and outstanding capital of the Company.

At the time of exercise of the Call Right, Corposa, and Holshyrna will be the registered and beneficial owners of 594,338 and 3,199 shares of Common Stock in the Company, respectively, which they wish to transfer to the Optionee (the “Transferred Shares”) simultaneously with the exercise of the Call Right (as hereinafter defined) pursuant to the terms of one or more Ancillary Purchase Agreements.

Holshyrna hereby wishes to grant to the Optionee the right to purchase from Holshyrna the Holshyrna Oceanic Stock (the “Oceanic Option Shares”, and together with the Company Options Shares, the “Option Shares”).

WITNESSETH

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the Parties agree as follows:

1.           Option Exercise; Funding; Consent.

(a)         Commencing on the date hereof and ending on September 15, 2010 at 5.00 p.m. PDT, subject to the terms and conditions set forth in this Agreement, the Optionee shall have the right (the “Call Right”), but not the obligation, upon written notice to the Company and Holshyrna (the “Call Right Notice”), to cause the Company and Holshyrna to sell and/or issue to Optionee the Option Shares for the aggregate Option Price therefor.  As used in this Agreement, the term “Option Price” means an amount equal to US$9,333,000.00 Dollars for the Company Option Shares and US$667,000.00 Dollars for the Oceanic Option Shares.  The Option Price shall be payable by the issuance to the Company of 10,000,000 (Ten Million) shares of common stock of LGLC  (“Company-LGLC Common Stock”) within fifteen days after the issuance of the Call Right Notice.

(b)         Each of Corposa and Holshyrna in its capacity of principal shareholder of the Company and Oceanic Enterprises, Inc. hereby consents to the transactions contemplated under this Agreement and undertakes to take all necessary action and execute and deliver all documents to enable LGLC to acquire the Option Shares upon the exercise of the Call Right.

2.           Transfer of Transferred  Shares.   Simultaneously with the exercise of the Call Right and as a condition to the payment of the Option Price, each of Corposa and Holshyrna will transfer to LGLC all Transferred Shares at a price of US$0.01 per share.

3.           Representations and Warranties of the Company.

(a)         Corporate Organization, Qualification and Power of the Company.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  The Company has all requisite corporate power and authority to own, lease and use its assets and properties and to conduct the business in which it is engaged and holds all authorizations, licenses and permits necessary and required therefor.

(b)         Corporate Power and Authority.  The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement, including without limitation the issuance of the Option Shares, by the Company has been duly authorized by all requisite corporate action, and all required approvals of its stockholders in connection therewith have been received.  This Agreement constitutes the valid and binding obligation of each the Company, enforceable against it in accordance with its terms.

(c)         No Conflict.  The Company is not a party to, subject to or bound by any note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation or any statute, law, rule, regulation, judgment, order, writ, injunction, or decree of any court, administrative or regulatory body, governmental agency, arbitrator, mediator or similar body, franchise or license, which would (i) conflict with or be breached or violated or the obligations thereunder accelerated or increased (whether or not with notice or lapse of time or both) by the execution, delivery or performance by it of this Agreement or (ii) prevent the carrying out of the transactions contemplated hereby.  No waiver or consent of any third person or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated hereby.  The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, claim, encumbrance, security interest, charge, pledge, or other restriction or adverse claim of whatever nature against the Company or any of its properties or assets.

(d)         Investment Representations. The Company makes the following representations and warranties which shall be true as of the date hereof and as of the date of the date Optionee delivers the Company-LGLC Common Stock to the Company (the “Closing Date”):

(i)            The Company recognizes that the purchase of the Company-LGLC Common Stock involves a high degree of risk.  The Company represents that it has carefully reviewed LGLC’s documents filed with the Securities and Exchange Commission (the “SEC”).

(ii)           The Company represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (as set forth on Schedule A), and that it is able to bear the economic risk of an investment in LGLC Common Stock.  To evidence its status as an accredited investor, the Company agrees to deliver to LGLC (i) a fully completed and executed Accredited Investor Questionnaire (“Questionnaire”) in the form attached hereto as Schedule A and agrees that the representations and warranties set out in each of the Questionnaire, as executed by the Company, will be true and complete on the Closing Date.

(iii)          The Company hereby acknowledges and represents that (a) it has knowledge and experience in business and financial matters, prior investment experience, or it has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by LGLC to the Company to evaluate the merits and risks of such an investment on its behalf; (b) the Company recognizes the highly speculative nature of this investment; and (c) the Company is able to bear the economic risk that it hereby assumes.

(iv)          The Company hereby acknowledges it has received, carefully reviewed and understands this Agreement, and any documents which may have been made available upon request as reflected therein, (collectively referred to as the “Materials”), and hereby represents that it has been furnished by LGLC with all information regarding LGLC, and any additional information that the Company has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of LGLC concerning LGLC.

(v)           In making the decision to invest in Company-LGLC Common Stock, the Company has relied solely upon the information provided by LGLC.  To the extent necessary, the Company has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of Company-LGLC Common Stock hereunder.  The Company disclaims reliance on any statements made or information provided by any person or entity in the course of its consideration of an investment in Company-LGLC Common Stock other than the Materials.

(vi)          The Company represents that no Company-LGLC Common Stock was offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Company did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(vii)         The Company hereby represents that it, either by reason of its business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and not compensated by LGLC or any affiliate or selling agent of LGLC, directly or indirectly), has the capacity to protect its own interests in connection with the transaction contemplated hereby.

(viii)        The Company acknowledges that the transactions contemplated hereunder are intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder.  The Company understands that none of Company-LGLC Common Stock have been registered under the Securities Act or under any state or foreign securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the shares of Company-LGLC Common Stock unless they are registered under the Securities Act and under any applicable state or foreign securities or “blue sky” laws or unless an exemption from such registration is available.

(ix)           The Company understands that the Company-LGLC Common Stock has not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Company’s investment intention.  In connection therewith, the Company hereby represents that it is purchasing the Company-LGLC Common Stock for its own account for investment and not with a view toward the resale or distribution to others.  The Company further represents that it was not formed for the purpose of purchasing the Company-LGLC Common Stock.

(x)           The Company understands that although the Company-LGLC Common Stock is included for quotation in the Pink Sheets, there is no current trading market for the Common Stock and no assurances can be given when, if ever, an active market will develop for the Company-LGLC Common Stock.  .

(xi)           The Company agrees that if and to the extent required by an underwriter of Company-LGLC Common Stock in a public offering, the Company will execute a “lock-up” agreement regarding some or all of its Company-LGLC Common Stock thereby agreeing not to sell such securities for a period of time after completion of the public offering whether or not such securities are included in the public offering.

(xii)          The Company consents to the placement of a legend on any certificate or other document evidencing Company-LGLC Common Stock that such securities have not been registered under the Securities Act or any state or foreign securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Company is aware that LGLC will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS LGLC HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO LGLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

4.           Representations of Corposa and Holshyrna.

(a)         Corporate Organization, Qualification and Power of Corposa and Holshyrna. Each of Corposa and Holshyrna is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  Each of Corposa and Holshyrna has all requisite corporate power and authority to own, lease and use its assets and properties and to conduct the business in which it is engaged and holds all authorizations, licenses and permits necessary and required therefor.

(b)         Corporate Power and Authority.  Each of Corposa and Holshyrna has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement by each of Corposa and Holshyrna have been duly authorized by all requisite corporate action, and all required approvals of its stockholders in connection therewith have been received.  This Agreement constitutes the valid and binding obligation of Corposa and Holshyrna, enforceable against it in accordance with its terms.

(c)         No Conflict.  None of Corposa or Holshyrna is a party to, subject to or bound by any note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation or any statute, law, rule, regulation, judgment, order, writ, injunction, or decree of any court, administrative or regulatory body, governmental agency, arbitrator, mediator or similar body, franchise or license, which would (i) conflict with or be breached or violated or the obligations thereunder accelerated or increased (whether or not with notice or lapse of time or both) by the execution, delivery or performance by it of this Agreement or (ii) prevent the carrying out of the transactions contemplated hereby.  No waiver or consent of any third person or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated hereby.  The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, claim, encumbrance, security interest, charge, pledge, or other restriction or adverse claim of whatever nature against Corposa or Holshyrna or any of their properties or assets.

(d)         Transferred Shares. Each of Corposa, Marpesca and Holshyrna owns of record that number of the shares of Common Stock in the Company set forth on Exhibit A.  Each of Corposa, Marpesca and Holshyrna has full power, right and authority to transfer the Transferred Shares owned by them to LGLC.  Each of Corposa and Holshyrna owns and is conveying to the Company the Transferred Shares owned by it free and clear of all encumbrances and no other person has any legal or beneficial interests in any such Transferred Shares, and there are no restrictions on Corposa’s, and Holshyrna´s right to transfer the Transferred Shares.  Except for this Agreement, there are no other options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Corposa or Holshyrna are a party or by which Corposa or Holshyrna are bound obligating it to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company.  There are no irrevocable proxies, voting trusts and no agreements or understandings to which Corposa or Holshyrna are a party with respect to the voting of any of the Transferred Shares or which restrict the transfer of any such shares or securities.

(e)         Investment Representations. Holshyrna makes the following representations and warranties which shall be true as of the date hereof and as of the date of the date Optionee delivers the Holshyrna-LGLC Common Stock to the Company (the “Closing Date”):

(i)           The Company recognizes that the purchase of the Holshyrna-LGLC Common Stock involves a high degree of risk.  The Company represents that it has carefully reviewed LGLC’s documents filed with the Securities and Exchange Commission (the “SEC”).

(ii)           The Company represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (as set forth on Schedule A), and that it is able to bear the economic risk of an investment in Holshyrna-LGLC Common Stock.  To evidence its status as an accredited investor, the Company agrees to deliver to LGLC (i) a fully completed and executed Accredited Investor Questionnaire (“Questionnaire”) in the form attached hereto as Schedule A and agrees that the representations and warranties set out in each of the Questionnaire, as executed by the Company, will be true and complete on the Closing Date.

(iii)          The Company hereby acknowledges and represents that (a) it has knowledge and experience in business and financial matters, prior investment experience, or it has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by LGLC to the Company to evaluate the merits and risks of such an investment on its behalf; (b) the Company recognizes the highly speculative nature of this investment; and (c) the Company is able to bear the economic risk that it hereby assumes.

(iv)          The Company hereby acknowledges it has received, carefully reviewed and understands this Agreement, and any documents which may have been made available upon request as reflected therein, (collectively referred to as the “Materials”), and hereby represents that it has been furnished by LGLC with all information regarding LGLC, and any additional information that the Company has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of LGLC concerning LGLC.

(v)           In making the decision to invest in Holshyrna-LGLC Common Stock, the Company has relied solely upon the information provided by LGLC.  To the extent necessary, the Company has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of Holshyrna-LGLC Common Stock hereunder.  The Company disclaims reliance on any statements made or information provided by any person or entity in the course of its consideration of an investment in Holshyrna-LGLC Common Stock other than the Materials.

(vi)          The Company represents that no Holshyrna-LGLC Common Stock was offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Company did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(vii)         The Company hereby represents that it, either by reason of its business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and not compensated by LGLC or any affiliate or selling agent of LGLC, directly or indirectly), has the capacity to protect its own interests in connection with the transaction contemplated hereby.

(viii)        The Company acknowledges that the transactions contemplated hereunder are intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder.  The Company understands that none of Holshyrna-LGLC Common Stock have been registered under the Securities Act or under any state or foreign securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the shares of Holshyrna-LGLC Common Stock unless they are registered under the Securities Act and under any applicable state or foreign securities or “blue sky” laws or unless an exemption from such registration is available.

(ix)           The Company understands that the Holshyrna-LGLC Common Stock has not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Company’s investment intention.  In connection therewith, the Company hereby represents that it is purchasing the Holshyrna-LGLC Common Stock for its own account for investment and not with a view toward the resale or distribution to others.  The Company further represents that it was not formed for the purpose of purchasing the Holshyrna-LGLC Common Stock.

(x)           The Company understands that although the Holshyrna-LGLC Common Stock is included for quotation in the Pink Sheets, there is no current trading market for the Common Stock and no assurances can be given when, if ever, an active market will develop for the Holshyrna-LGLC Common Stock.
(xi)           The Company agrees that if and to the extent required by an underwriter of Holshyrna-LGLC Common Stock in a public offering, the Company will execute a “lock-up” agreement regarding some or all of its Holshyrna-LGLC Common Stock thereby agreeing not to sell such securities for a period of time after completion of the public offering whether or not such securities are included in the public offering.

(xii)          The Company consents to the placement of a legend on any certificate or other document evidencing Holshyrna-LGLC Common Stock that such securities have not been registered under the Securities Act or any state or foreign securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Company is aware that LGLC will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS LGLC HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO LGLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(5)           Representations and Warranties of LGLC.

(a)           Organization. LGLC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada.  Buyer has all requisite corporate and other power and authority to enter into this Agreement and the other documents and instruments to be executed and delivered by Buyer and to carry out the transactions contemplated hereby and thereby.

(b)           No Violation. The execution and delivery of this Agreement by LGLC and the consummation by LGLC of the transactions contemplated hereby will not cause a breach or violation of or default or result, with or without the giving of notice or the lapse of time or both, in a default or violation of, any provision of (a) the Certificate of Incorporation or Bylaws of LGLC; (b) any material mortgage, lien, lease, agreement, license, instrument, judgment or decree to which LGLC or any of its properties or assets (real, personal or mixed, tangible or intangible) are bound; or (c) any Law.

(c)           Authority; Validity. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by LGLC pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary actions or proceedings of LGLC.  No other corporate act or proceeding on the part of LGLC is necessary to authorize this Agreement or the other documents and instruments to be executed and delivered by LGLC pursuant hereto or the consummation by LGLC of the transactions contemplated hereby and thereby. This Agreement constitutes, and when executed and delivered, the other documents and instruments to be executed and delivered by LGLC pursuant hereto will constitute, valid and binding agreements of LGLC, enforceable against LGLC in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally, and by general equitable principles.

(d)           Third Party Consents. No approval, authorization, notice, consent or other action by or filing with any person is required for LGLC’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

(6)           Registration Rights.

(a)           Definitions.  As used in this Agreement, the following terms shall have the following meanings.

(i)       The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities (as defined below) or any permitted transferee of a Holder.

(ii)       The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(iii)    The term “Registrable Securities” shall mean: (i) LGLC Common Stock issued under this Agreement, provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to this Section 6; and (D) may not be disposed of under Rule 144 without restriction.

(iv)     The term “SEC Guidance” means (i) any publicly-available written or oral guidance, requirements or notice of the staff of the SEC, and (ii) the Securities Act.

(v)      The term “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

(b)           Shelf Registration.  If LGLC exercises the Call Right by issuing LGLC Common Stock as provided herein, LGLC will use its commercially reasonable efforts to file a registration statement (the “Registration Statement”), on or before November 15, 2010, covering the resale of all or such portion of the Registrable Securities as permitted by SEC Guidance, for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall also include other equity securities of LGLC as LGLC may determine in its sole discretion.  The Registration Statement filed pursuant to this Section 4 shall be on Form S-1, except if LGLC is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form.

(c)           Registration Procedures.  Whenever required under this Article 6 to include Registrable Securities in an LGLC registration statement, LGLC shall, as expeditiously as reasonably possible:

(i) Use its commercially reasonable efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the sellers of Registrable Securities (the “Selling Holders”) have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144, required to be registered for the sale thereof by such Holders.  LGLC will also use its commercially reasonable efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, LGLC may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, in the registration statement.

(ii)           Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(iii)          Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(iv)          Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that LGLC shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless LGLC is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(v)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(vi)          Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event LGLC shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by LGLC of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(v)           Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by LGLC are then listed or quoted.

(vi)          Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(vii)         Comply with all applicable rules and regulations of the SEC.

(viii)        If the offering is underwritten and at the request of any Selling Holder, use its best reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing LGLC for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer’s counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of LGLC included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings.

(d)           Furnish Information.  It shall be a condition precedent to the obligation of LGLC to take any action pursuant to this Article 6 with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to LGLC such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by LGLC to effect the registration of such Holder’s Registrable Securities.

(e)           Registration Expenses.  LGLC shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registration pursuant to this Section 4 for each Holder, but excluding (i) legal expenses of the Holders and (ii) underwriting discounts and commissions relating to Registrable Securities.

(f)           Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

(7)           Conditions Precedent to LGLC’s Obligations.

Each and every obligation of LGLC to be performed hereunder shall be subject to the satisfaction prior to or at the Closing of each of the following conditions:

(i)  Representations and Warranties True on the Closing Date. Each of the representations and warranties made by each of the Company, Corposa and Holshyrna in this Agreement shall be true and correct in all respects at and as of the time of the Closing.

(ii)  Compliance With Agreement.  The Company, Corposa and Holshyrna shall each have in all respects performed and complied with all of the agreements and obligations under this Agreement which are to be performed or complied with by them prior to or on the Closing Date.

(iii)  Consents and Approvals. All approvals, consents and waivers necessary for the performance of each of the Company’s, Corposa’s and Holshyrna´s obligations hereunder shall have been received, and executed counterparts thereof shall have been delivered to LGLC at or prior to the Closing.

(iv)  Documents to be Delivered by the Company.  At the Closing, the Company shall have delivered to LGLC the following documents, in each case duly executed or otherwise in proper form:

(A)  Certificate(s). Certificates representing the Option Shares.

(B) Other Documents. Such other documents or instruments as LGLC reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(v)  Documents to be Delivered by Corposa.  At the Closing, Corposa shall have delivered to LGLC such documents or instruments as LGLC reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(vi) Legal Restraints; Proceedings. No law, injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority shall be in effect enjoining, restraining, preventing or prohibiting the consummation of the transactions contemplated hereby or the documents or instruments delivered pursuant hereto or making such transactions illegal.

(6)           Conditions Precedent to the Company’s Obligations.

Each and every obligation of the Company to be performed hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:

(i)        Representations and Warranties True on the Closing Date.  Each of the representations and warranties made by LGLC in this Agreement shall be true and correct in at and as of the time of the Closing.

(ii)       Compliance With Agreement.  Optionee shall have performed and complied in all respects with its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

(iii)      Absence of Litigation. No action, suit or proceeding shall have been instituted by any person which seeks to prohibit, restrict or delay consummation of the transaction contemplated herein or any of the conditions to the transactions contemplated herein, or seeks damages as a result of the consummation of the transactions contemplated herein or speaks to the conduct of the business of LGLC after the Closing Date.

(iv)     Consents and Approvals. All approvals, consents and waivers required for Optionee’s performance of its obligations hereunder shall have been received, and executed counterparts thereof shall have been delivered to the Company at or prior to the Closing.

(v)      Documents to be Delivered by LGLC. At the Closing, LGLC shall have delivered to the Company such documents or instruments as the Company may reasonably request and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(7)           Notices.

Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express, UPS); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery.  Any such notice shall be deemed to have been given (a) on the business day immediately following the mailing thereof, if mailed by certified or registered mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice.  All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 9):

If to the Company:

Baja Aqua-Farms, S.A. de C.V.
Calle 12, No. 211, Parque Industrial Fondeport,
El Sauzal, Ensenada, Baja California, Mexico
Attention: Vilhelm M. Gudmundsson
Telephone:
Facsimile:

If to Holshyrna:

Holshyrna, ehf
1230 Columbia St, Suite 1100
San Diego, California, 92101
Attention: Vilhelm M. Gudmundsson
Telephone: 619-544-9177
Facsimile: 619-544-9178

If to Optionee:

Lions Gate Lighting Corp.
405 Lexington Avenue
26th Floor, Suite 2640
New York, NY 10174
Attention:	Oli Valur Steindorsson
Telephone:	(212) 907-6492
Facsimile:	(917) 368-8005

With a copy to:

Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, NY 10005
Facsimile: (212) 943-2300

(8)         Governing Law.

This Agreement shall be governed by and construed solely and exclusively in accordance with and pursuant to the internal laws of California without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a court located in San Diego, California,.  By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the courts located in San Diego, California, and expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

(9)         Assignment.

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (including by merger or operation of law) by any of the parties hereto without the prior written consent of the other parties; provided, however, that the Company may assign to Corposa and Holshyrna, or any other legal entity designated by Corposa and Holshyrna, its right to receive the LGLC Common Stock upon exercise of the Call Right; provided, further, that Corposa shall make the representations and warranties in Section 3(d) hereof as a condition to the issuance of the LGLC Common Stock as set forth in Annex A attached hereto.

(10)       Severability.

If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance hereof shall be interpreted as if such provision were so excluded.

(11)       Modification and Waiver.

This Agreement and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by each party hereto.

(12)       Specific Enforcement.

The Company, LGLC and Corposa and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

(Signature Page Immediately Follows)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

BAJA AQUA-FARMS S.A. DE C.V.

By:

LIONS GATE LIGHTING CORP.

By:

CORPOSA S.A. DE C.V.

By:

HOLSHYRNA ehf

By:

EXHIBIT A

COMMON STOCK OF COMPANY OWNED BY CORPOSA AND HOLSHYRNA

Shareholder	Shares Series “A” Fixed Capital Stock	Shares Series “B” Variable Capital Stock	Shares Series “C” Variable Capital Stock	Total Shares
Corposa, S.A. de C.V.	-0-	594,338	133,131,887	133,726,225
Holshyrna ehf	3,199	254,966	57,312,559	57,570,724

ANNEX B

FORM OF ASSIGNMENT

(To be signed only on transfer of right to receive shares of common stock of Lions Gate Lighting
Corp. under Call Option Agreement)

For value received, the undersigned hereby sells, assigns, and transfers unto Corposa S.A. de C.V. and Holshyrna, ehf, or any other legal entity designated by Corposa and Holshyrna, the right to receive shares of Lions Gate Lighting Corp. (“LGLC”) upon exercise of the Call Right by LGLC.

As a condition to LGLC’s obligation to issue to Corposa and Holshyrna, Corposa and Holshyrna make the representations and warranties set forth on Attachment A hereof and if Corposa and Holshyrna designate any other legal entity to hold the LGLC stock such legal entity shall make the representations and warranties set forth on Attachment A.

Dated:	By:
Name:
Title:
(signature must conform to name
of holder as specified on the fact of the Warrant)

Address:

Signed in the presence of:

Dated:

ATTACHMENT A

(i)        Corposa and Holshyrna recognize that the purchase of the LGLC Common Stock involves a high degree of risk.  Corposa and Holshyrna represent that they have carefully reviewed LGLC’s documents filed with the Securities and Exchange Commission (the “SEC”).

(ii)       Corposa and Holshyrna represent that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (as set forth on Schedule A), and that it is able to bear the economic risk of an investment in LGLC Common Stock.  To evidence its status as an accredited investor, Corposa and Holshyrna agree to deliver to LGLC (i) a fully completed and executed Accredited Investor Questionnaire (“Questionnaire”) in the form attached hereto as Schedule A and agrees that the representations and warranties set out in each of the Questionnaire, as executed by Corposa and Holshyrna, will be true and complete on the Closing Date.

(iii)      Corposa and Holshyrna hereby acknowledge and represent that (a) they have knowledge and experience in business and financial matters, prior investment experience, or it has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by LGLC to Corposa and Holshyrna to evaluate the merits and risks of such an investment on its behalf; (b) Corposa and Holshyrna recognize the highly speculative nature of this investment; and (c) Corposa and Holshyrna are able to bear the economic risk that it hereby assumes.

(iv)     Corposa and Holshyrna hereby acknowledge it has received, carefully reviewed and understands this Agreement, and any documents which may have been made available upon request as reflected therein, (collectively referred to as the “Materials”), and hereby represents that it has been furnished by LGLC with all information regarding LGLC, and any additional information that Corposa and Holshyrna have requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of LGLC concerning LGLC.

(v)      In making the decision to invest in LGLC Common Stock, Corposa and Holshyrna have relied solely upon the information provided by LGLC.  To the extent necessary, Corposa and Holshyrna have retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of LGLC Common Stock hereunder.  Corposa and Holshyrna disclaim reliance on any statements made or information provided by any person or entity in the course of its consideration of an investment in LGLC Common Stock other than the Materials.

(vi)     Corposa and Holshyrna represents that no LGLC Common Stock was offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, Corposa and Holshyrna did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(vii)    Corposa and Holshyrna hereby represent that it, either by reason of its business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and not compensated by LGLC or any affiliate or selling agent of LGLC, directly or indirectly), has the capacity to protect its own interests in connection with the transaction contemplated hereby.

(viii)   Corposa and Holshyrna acknowledge that the transactions contemplated hereunder are intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder.  Corposa and Holshyrna understands that none of LGLC Common Stock have been registered under the Securities Act or under any state or foreign securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the shares of LGLC Common Stock unless they are registered under the Securities Act and under any applicable state or foreign securities or “blue sky” laws or unless an exemption from such registration is available.

(ix)      Corposa and Holshyrna understand that the LGLC Common Stock has not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon Corposa’s and Holshyrna´s investment intention.  In connection therewith, Corposa and Holshyrna hereby represent that it is purchasing the LGLC Common Stock for its own account for investment and not with a view toward the resale or distribution to others.  Corposa and Holshyrna further represent that it was not formed for the purpose of purchasing the LGLC Common Stock.

(x)       Corposa and Holshyrna understand that although the LGLC Common Stock is included for quotation in the Pink Sheets, there is no current trading market for the Common Stock and no assurances can be given when, if ever, an active market will develop for the LGLC Common Stock.

(xi)      Corposa and Holshyrna agree that if and to the extent required by an underwriter of LGLC Common Stock in a public offering, Corposa and Holshyrna will execute a “lock-up” agreement regarding some or all of its LGLC Common Stock thereby agreeing not to sell such securities for a period of time after completion of the public offering whether or not such securities are included in the public offering.

(xii)     Corposa and Holshyrna consent to the placement of a legend on any certificate or other document evidencing LGLC Common Stock that such securities have not been registered under the Securities Act or any state or foreign securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  Corposa and Holshyrna are aware that LGLC will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS LGLC HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO LGLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Schedule A

U.S. ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned covenants, represents and warrants to the Lions Gate Lighting Corp. that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below:  (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Shareholder satisfies.)

______	Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

______	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000.

______	Category 3
A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______	Category 4
A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance Corporation as defined in Section 2(13) of the 1933 Act; an investment Corporation registered under the Investment Corporation Act of 1940 (United States) or a business development Corporation as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance corporation or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

______	Category 5	A private business development corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

______	Category 6	A director or executive officer of the Company.

______	Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

______	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the undersigned may be required to supply Lions Gate Lighting Corp. Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned’s status as an Accredited Investor.

The undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and it will notify Lions Gate Lighting Corp. promptly of any change in any such information. The undersigned acknowledges and agrees that the undersigned may be required by Lions Gate Lighting Corp. to provide such additional documentation as may be reasonably required by Lions Gate Lighting Corp. and its legal counsel in determining the undersigned’s eligibility to acquire the shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of ___________, 2010.

Print of Type Name of Entity

Signature of Authorized Signatory

Type of Entity